UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Rockwell Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

The following information supplements the 2026 Notice of Annual Meeting and Proxy Statement of Rockwell Medical, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”) and subsequently made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at the Company’s 2026 Annual Meeting of Stockholders, scheduled for June 12, 2026 (the “Annual Meeting”). These supplemental proxy materials should be read in conjunction with the Proxy Statement.

IMPORTANT INFORMATION ABOUT THE REVERSE STOCK SPLIT PROPOSAL FOR THE ANNUAL MEETING

These supplemental proxy materials are being filed in connection with “Proposal 4: Proposal to Effect a Reverse Stock Split” to be voted on at the Annual Meeting. As further described in the attached Current Report on Form 8-K filed by the Company on May 8, 2026, the Company received written notice from the Nasdaq Stock Market LLC on such date that the Company is not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market and has until November 4, 2026 to regain compliance. Accordingly, the approval of Proposal 4 at the Annual Meeting is critical to the Company’s ability to regain compliance with the Minimum Bid Price Requirement, and the Board recommends that stockholders vote FOR Proposal 4.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 S. Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 8, 2026, Rockwell Medical, Inc. (the “Company”) received written notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market.  Nasdaq Listing Rule 5550(a)(2) requires listed securities maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s common stock for the 30 consecutive business days prior to the date of the Notice, the Company currently does not meet the Minimum Bid Price Requirement.

The Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until November 4, 2026, to regain compliance with the Minimum Bid Price Requirement. During the compliance period, the Company’s common stock will continue to be listed and traded on The Nasdaq Capital Market. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day grace period. In the event that the Company does not regain compliance by November 4, 2026, the Company may be eligible for additional time to reach compliance with the minimum bid price requirement.

The Company has included in the Proxy Statement for its 2026 Annual Meeting of Stockholders a proposal to effect a reverse stock split. If the proposal is approved by the Company’s stockholders and the reverse stock split is implemented, the Company believes it would regain compliance with the applicable Nasdaq continued listing requirements, including the Minimum Bid Price Requirement, although there can be no assurance that the Company will be able to regain or maintain compliance with all applicable Nasdaq listing standards.

Forward Looking Statements

We make, or incorporate by reference, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Current Report on Form 8-K. All statements other than statements of historical fact are forward-looking statements. Our forward-looking statements are subject to risks and uncertainties and include information about our current expectations and possible or assumed future results of our operations. When we use words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “could,” “plan,” “potential,” “predict,” “forecast,” “project,” “intend,” "focus on," or similar expressions, or make statements regarding our intent, belief, or current expectations, we are making forward-looking statements. There can be no assurance that the Company will meet the Minimum Bid Price Requirement during any compliance period or otherwise in the future, that the proposed reverse stock split will be approved or effected, that the Company will otherwise regain or maintain compliance with Nasdaq standards, or that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief. Because these forward-looking statements are based on estimates and assumptions that are subject to significant uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different from the anticipated future results, performance or achievements expressed or implied by any forward-looking statements. Reference is also made to other factors detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including the its Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: May 8, 2026	By:	/s/ Mark Strobeck
Mark Strobeck
Chief Executive Officer